Exhibit 99.1

FOR IMMEDIATE RELEASE

MineralRite Corporation Acknowledges Private Transfer of Its Securities and Implementation of Governance Safeguards

DALLAS, TX — May 7, 2026 — MineralRite Corporation (OTCID: RITE) (“MineralRite” or the “Company”) today announced that it has been informed of a privately negotiated transaction in which Abstract Concepts 1618 LLC (“Abstract”) has agreed to acquire from NMC, Inc., 6.9 million shares of Series NMC $25 Convertible Preferred Stock and 6.9 million associated warrants, together with all rights, preferences, and obligations associated therewith, including sinking fund provisions and conversion rights.

The Company is not a party to this transaction, which represents a private transaction between existing securityholders, and no new securities are being issued by MineralRite in connection with this transaction. Abstract is expected to file a Schedule 13D with the Securities and Exchange Commission reflecting its beneficial ownership following completion of the transaction, as required under Section 13(d) of the Securities Exchange Act of 1934.

The specific economic terms of the transaction were privately negotiated between the parties and have not been publicly disclosed.

Ownership on an As-Converted Basis

Following completion of the transaction, Abstract Concepts 1618 LLC is expected to beneficially own or control approximately 37% of the Company’s common stock on an as-converted basis, giving effect to the conversion of the securities acquired in the transaction

This ownership consists of approximately 8.5% currently held and an additional approximately 26.5% associated with the acquired securities.

In addition, Abstract, through its role as manager of Commodity Capital Advisors LLC, has voting and investment authority over approximately 2.4% of MineralRite’s outstanding common stock. Abstract and its affiliates also hold certain options and warrants which, if exercised, could result in additional ownership.

James Burgauer, the MineralRite’s President, controls approximately 23% of the Company’s total voting power, taking into account the voting rights of his holdings.

Governance Safeguards

In connection with the transaction, MineralRite and Abstract have entered into a Shareholder Control Limitation and Standstill Agreement designed to ensure that significant ownership does not translate into control.

Under the agreement:

•	Abstract’s voting power is capped at 45% of the Company’s total voting power on a fully diluted basis. Based on Abstract's expected post-transaction holdings and current securities, this cap is expected to be a binding constraint on Abstract's voting power.
•	Abstract is prohibited from obtaining control of the Company, including through board representation, management influence, or coordinated actions.
•	Any voting power in excess of the 45% cap is automatically deemed to be non-voting and disregarded.
•	The limitations apply to all securities currently held or subsequently acquired, including preferred stock, common stock, warrants, options, conversion rights, and any other instruments that may provide voting power.

These provisions are intended to preserve the Company’s governance structure and ensure that control of the MineralRite remains with its Board of Directors and management.

Investor Context

Abstract Concepts 1618 LLC is controlled by Lloyd B. Hendricks III, a longstanding business associate of James Burgauer. Abstract and Mr. Hendricks currently provide consulting services to the Company pursuant to existing arrangements and receive compensation for such services. No director or officer of MineralRite has any direct financial interest in the transaction between Abstract and NMC, Inc.

Mr. Hendricks is participating in the transaction as an investor. MineralRite notes that Abstract has familiarity with its operations and strategic direction through its existing consulting engagement, and the Shareholder Control Limitation and Standstill Agreement is designed to preserve the continued independence of the Company’s governance and management.

Management Commentary

“We are pleased to see this acquisition of our securities by Abstract, which reflects familiarity with and confidence in the Company’s operations and strategy,” said James Burgauer, President of MineralRite Corporation. “Abstract’s knowledge of the Company, combined with its industry experience, relationships, and consulting engagement, may provide a source of valuable perspective and alignment, while the standstill agreement is designed to preserve the independence of governance and management."

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About MineralRite Corporation

MineralRite Corporation is focused on the evaluation, remediation, recycling, and potential recovery of mineral values from existing materials, including previously processed mine tailings and other resource-bearing substrates. The Company’s strategy is centered on resource recovery and monetization from existing materials, rather than greenfield mining exploration or development activities. The Company believes this approach may represent a more efficient path toward potential operations and may allow for reduced upfront capital commitments through a more staged investment profile. Traditional greenfield exploration and development projects can require significant capital expenditures prior to the confirmation of any recoverable resources. Even with this approach, outcomes will depend on technical, economic, and regulatory factors.

The Company is in the early stages of development and has not yet established any mineral resources or reserves under SEC Regulation S-K Subpart 1300, nor does it currently have any revenue-generating operations.

Contact:
MineralRite Corporation Investor Relations

Email: investor-relations@mineral-rite.com

Safe Harbor Disclosure

Forward-Looking Statements: Certain information set forth in this communication contains “forward-looking statements" within the meaning of applicable U.S. federal securities laws. Forward-Looking Statements: Certain information set forth in this communication contains "forward-looking statements" within the meaning of applicable U.S. federal securities laws. Because MineralRite Corporation's common stock is "penny stock" as defined under Section 3(a)(51) of the Securities Exchange Act of 1934, the statutory safe harbor for forward-looking statements under Section 21E of the Exchange Act does not apply. Investors are cautioned that forward-looking statements are subject to known and unknown risks and uncertainties and are based on management's reasonable assumptions, which may prove incorrect. The Company relies on the common-law "bespeaks caution" doctrine and the meaningful cautionary language set forth herein in making forward-looking statements. Forward-Looking Statements: Certain information set forth in this communication contains "forward-looking statements" within the meaning of applicable U.S. federal securities laws. Because MineralRite Corporation's common stock is "penny stock" as defined under Section 3(a)(51) of the Securities Exchange Act of 1934, the statutory safe harbor for forward-looking statements under Section 21E of the Exchange Act does not apply. Investors are cautioned that forward-looking statements are subject to known and unknown risks and uncertainties and are based on management's reasonable assumptions, which may prove incorrect. The Company relies on the common-law "bespeaks caution" doctrine and the meaningful cautionary language set forth herein in making forward-looking statements. Except for statements of historical fact, the information contained herein constitutes forward-looking statements and includes, but is not limited to, (i) statements regarding the expected effects of the transaction described herein on the Company's ownership structure and governance; (ii) statements regarding the expected benefits of the Shareholder Control Limitation and Standstill Agreement; (iii) statements regarding Abstract's expected beneficial ownership following completion of the transaction; (iv) statements regarding the continued independence of the Company's governance and management; (v) the expected development of the Company's business, projects, and joint ventures; (vi) future liquidity, working capital, and capital requirements; and (vii) the Company's ability to maintain or renew future leases and permits necessary to advance its projects. Forward-looking statements are provided to allow potential investors the opportunity to understand management's beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment. Forward-looking statements are provided to allow potential investors the opportunity to understand management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment.

These statements are not guarantees of future performance and undue reliance should not be placed on them. Such forward-looking statements necessarily involve known and unknown risks and uncertainties, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or result expressed or implied by such forward-looking statements.

Although forward-looking statements contained in this communication are based upon what management of the Company believes are reasonable assumptions, there can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially include, but are not limited to: (i) risks associated with maintaining compliance with the terms of the Company's mineral lease with the Arizona State Land Department, including the potential for future renewal, operational, or permitting requirements; (ii) the absence of any established mineral resources or reserves under SEC Regulation S-K Subpart 1300; (iii) the speculative nature of mineral exploration and the possibility that no economically recoverable minerals exist at the Skull Valley project; (iv) volatility in commodity prices for gold, silver, and other minerals; (v) the Company's ability to obtain financing on acceptable terms; (vi) regulatory and permitting risks; (vii) technical and operational risks associated with mineral recovery; (viii) the Company's limited operating history and lack of revenue-generating operations; and (ix) the early stage of the Company's projects and operations. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The reader is cautioned not to place undue reliance on forward-looking statements.